UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549

                                    FORM 8-K

                                 Current Report

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): March 17, 1997

                                   SAWTEK INC.
             (Exact name of registrant as specified in its charter)



                                     Florida
                          (State or other jurisdiction
                                of incorporation)


                                     0-28276
                              (Commission File No.)


                                    59-1864440
                        (IRS Employer Identification No.)

                             1818 South Highway 441
                              Apopka, Florida 32703
                    (Address of principal executive offices)


    Registrant's telephone number, including area code: (407) 886-8860

Item 5.           Other Events.

     On March 17, 1997, the shareholders of Sawtek Inc. (the "Company") voted to amend the Articles of Incorporation of the Company to increase the number of authorized shares of Common Stock, par value $.0005 per share, from 40,000,000 shares to 120,000,000 shares. This amendment was adopted pursuant to a recommendation by the Board of Directors to the shareholders of the Corporation and approved by the required majority of the shareholders on March 17, 1997, at a special meeting of the shareholders.


Item 7.           Financial Statements and Exhibits

         (c)      Exhibits

                  (99) Articles of Amendment to Articles of Incorporation of Sawtek Inc. as adopted March 17, 1997


                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   SAWTEK INC.



                                   By:  /s/ Raymond A. Link
                                        Vice President Finance and
                                        Chief Financial Officer



March 24, 1997